x`

                AMENDMENT NO. 3 TO CREDIT AND SECURITY AGREEMENT

                  THIS AMENDMENT NO. 3 TO CREDIT AND SECURITY AGREEMENT (this "AMENDMENT") is entered into as of June 29, 2000, by and among:

                  (1) INTERIM SERVICES RECEIVABLES CORP., a Delaware corporation (together with its successors and permitted assigns, the "BORROWER"),

                  (2) INTERIM SERVICES INC., a Delaware corporation (together with its successors, "INTERIM SERVICES"), as initial servicer (in such capacity, the "SERVICER"),

                  (3) BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation (together with its successors, "BLUE RIDGE"), FALCON ASSET SECURITIZATION CORPORATION, a Delaware corporation (together with its successors, "FALCON"), WACHOVIA BANK, N.A., a national banking association, in its capacity as a Liquidity Bank to Blue Ridge (together with its successors, "WACHOVIA"), and BANK ONE, NA, a national banking association having its main office in Chicago, Illinois and formerly known as "The First National Bank of Chicago," in its capacity as a Liquidity Bank to Falcon (together with its successors, "BANK ONE"), as Lenders,

                  (4) WACHOVIA BANK, N.A., as administrative and liquidity agent for Blue Ridge and its Liquidity Banks (in such capacity, the "BLUE RIDGE AGENT"), and BANK ONE, NA [MAIN OFFICE CHICAGO], as administrative and liquidity agent for Falcon and its Liquidity Banks (in such capacity, the "FALCON AGENT" and, together with the Blue Ridge Agent, the "CO-AGENTS"), and

                  (5) WACHOVIA BANK, N.A., as collateral agent for the Agents and the Lenders (in such capacity, together with any successors thereto in such capacity, the "COLLATERAL AGENT"),

with respect to that certain Credit and Security Agreement dated as of July 1, 1999, by and among the Borrower, the Servicer, the Lenders, the Co-Agents and the Collateral Agent (as previously amended, the "EXISTING AGREEMENT" which, as amended hereby, is hereinafter referred to as the "AGREEMENT").

                  UNLESS OTHERWISE INDICATED, CAPITALIZED TERMS USED IN THIS AMENDMENT ARE USED WITH THE MEANINGS ATTRIBUTED THERETO IN THE EXISTING AGREEMENT.

                              W I T N E S S E T H :

                  WHEREAS, the parties hereto desire to amend the Existing Agreement as hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

                  1. AMENDMENTS. Subject to the terms and conditions hereinafter set forth, the parties hereby agree to amend the Existing Agreement as follows:

                  1.1. The definition of "Scheduled Termination Date" is hereby amended and restated in its entirety to read as follows:

                  ""SCHEDULED TERMINATION DATE" means July 31, 2000, unless extended by unanimous agreement of Blue Ridge, Falcon and their respective Co-Agents and Liquidity Banks."

                  2.       REPRESENTATIONS.

                  2.1. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

                  2.2. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

                  3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date first above written upon receipt by the Collateral Agent of (a) a counterpart hereof duly executed by each of the parties hereto and (b) each of the documents listed on Annex I hereto.

                  4. MISCELLANEOUS.

                  4.1. Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

                  4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

                  4.3. EACH SELLER PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

                  4.3.1 IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN

         INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

                  4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

                  4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

                            (SIGNATURE PAGES FOLLOW)

BORROWER:

                INTERIM SERVICES RECEIVABLES CORP.


                By: /s/ Shannon C. Allen
                    -------------------------------------
                    Name:  Shannon C. Allen
                    Title: Vice President and Treasurer

SERVICER:

                INTERIM SERVICES INC.


                By: /s/ Shannon C. Allen
                    -------------------------------------
                    Name:   Shannon C. Allen
                    Title:  Vice President and Treasurer


AGENTS:
                WACHOVIA BANK, N.A., as Collateral Agent and Blue Ridge Agent


                By: /s/ Kevin T. McConnell
                   -------------------------------------
                   Name:   Kevin T. McConnell
                   Title:  Senior Vice President


               BANK ONE, NA [MAIN OFFICE CHICAGO], as Falcon Agent


               By: /s/ Julie C. Benda
                   -------------------------------------
                   Name:   Julie C. Benda
                   Title:  Vice President

LENDERS:


                      BLUE RIDGE ASSET FUNDING CORPORATION

                      BY: WACHOVIA BANK, N.A., ITS ATTORNEY-IN-FACT


                      By: /s/ Frances W. Josephic
                          ------------------------------------------
                          Name:   Frances W. Josephic
                          Title:  Vice President


                      WACHOVIA BANK, N.A.


                      By: /s/ Kevin T. McConnell
                          ------------------------------------------
                         Name:   Kevin T. McConnell
                         Title:  Senior Vice President


                      FALCON ASSET SECURITIZATION CORPORATION


                      By: /s/ Julie C. Benda
                          ------------------------------------------
                          Name:   Julie C. Benda
                          Title:  Authorized Signatory


                      BANK ONE, NA [MAIN OFFICE CHICAGO]


                      By: /s/ Julie C. Benda
                          ------------------------------------------
                          Name:   Julie C. Benda
                          Title:  Vice President

                                     ANNEX I

                        AMENDMENT NO. 3 CLOSING CHECKLIST


                  1. Amendment No. 3 to Credit and Security Agreement by and among the Borrower, the Servicer, the Lenders and the Agents.

                  2. A secretary's certificate for each of the Borrower and the Servicer attaching resolutions authorizing the execution and delivery of Amendment No. 3.






                                  Annex I-1